THIRD AMENDMENT dated as of May 28, 1999
                           (this "Amendment") to the Letter of Credit and Reimbursement Agreement dated as of September 9, 1997 (as heretofore amended, the "Reimbursement Agreement"), among ContiFinancial Corporation, a Delaware corporation (the "Borrower"), the Participating Banks party thereto, Credit Suisse First Boston, New York Branch, as Agent, and Dresdner Bank AG, New York Branch, as Issuing Bank.

                  A. Pursuant to the Reimbursement Agreement, the Participating Banks have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that certain provisions of the Reimbursement Agreement be amended as set forth herein. The undersigned Participating Banks are willing to amend such provisions on the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Each capitalized term used but not defined herein shall have the meaning assigned to it in the Reimbursement Agreement as amended hereby. The principles of construction set forth in Section
1.03 of the Reimbursement Agreement shall apply equally to this Amendment.

                  SECTION 2. Amendments of Covenants.

                  (a) Section 2.06(c). The requirement of Section 2.06(c) of the Reimbursement Agreement that the Borrower prepay Loans or deposit cash collateral to the extent necessary in order that the sum of the Loans outstanding plus any principal of amounts due pursuant to Section 2.03 of the Reimbursement Agreement plus the Stated Amount will not exceed the Borrowing Base is deleted.

                  (b) Section 6.09. The requirement that the Borrower comply with the financial covenants set forth in paragraphs (a), (b) and (c) of Section 6.09 of the Reimbursement Agreement is deleted.

                  SECTION 3. Other Amendments.

                  (a) Amendment of Section 1.01. Section 1.01 of the Reimbursement Agreement is hereby amended by

                           (i) inserting in the appropriate alphabetical order
the following definitions:

                           "'Credit Agreement Loans' means the "Loans" under and
                  as defined in the Credit Agreement.

                           'Credit Agreement Amount' means, at any time, the
                  aggregate outstanding principal amount of the Loans under and as defined in the Credit Agreement.

                           'Reimbursement Agreement Amount' means, at any time,
                  the aggregate principal amount of the Loans plus any principal of amounts due under Section 2.03 plus the undrawn amount of the Letter of Credit.";

                           (ii) deleting the definition of "Credit Agreement" in
                  its entirety and substituting therefor the following definition:

                           "'Credit Agreement' means the Credit Agreement dated
                  as of January 7, 1997, as amended, among the Company, the Lenders party thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent.";

                           (iii) deleting "2.375%" in the definition of
                  "Applicable Percentage" and inserting in its place "(a) prior to March 31, 1999, 2.375%, (b) on or after March 31, 1999, and prior to June 1, 1999, 2.750% and (c) on or after June 1, 1999, 3.00%", and deleting the proviso in the definition of "Applicable Percentage"; and

                           (iv) deleting the words "by its terms, or in order to
                  obtain a necessary consent to such Asset Disposition, or" in clause (b) of the definition of "Net Available Cash", and inserting the words "and approved by the Administrative Agent" immediately after the words "provided by the seller" in clause
                  (d) of such definition.

                  (b) Amendment of Section 2.06. Section 2.06 of the Reimbursement Agreement is hereby amended by the insertion therein of the following new paragraphs (f) and (g):

                           "(f) In the event the Company or any Subsidiary shall
                  receive any Net Available Cash from any Asset Disposition by the Company or any Subsidiary referred to in subparagraphs (a) through (e) of Section 6.04 involving Triad Financial Corporation, the Company will forthwith apply or cause the applicable Subsidiary to apply 75% of all such Net Available Cash to prepay Loans (and, after the Loans shall have been repaid in full, to cash collateralize the Letter of Credit by deposit of cash in the Account) and Credit Agreement Loans ratably in accordance with the aggregate amounts of the Reimbursement Agreement Amount and the Credit Agreement Amount.

                           (g) In the event the Company or any Subsidiary shall
                  receive any cash representing the proceeds of any repayment or prepayment, whether before or after maturity, of loans or advances made or other credit extended by the Company or any Subsidiary to Triad Financial Corporation, the Company will forthwith apply or cause the applicable Subsidiary to apply 75% of all such cash to prepay Loans (and, after the Loans shall have been repaid in full, to cash collateralize the Letter of Credit by deposit of cash in the Account) and Credit Agreement Loans ratably in accordance with the aggregate amounts of the Reimbursement Agreement Amount and the Credit Agreement Amount."

                  (c) Amendment of Section 6.02. Section 6.02 of the Reimbursement Agreement is hereby amended by the insertion at the end thereof of the following new paragraph:

                           "The Company will not, and will not permit any
                  Subsidiary to, enter into any agreement other than as to a Warehouse Facility (including any amendment of an existing agreement) that contains any "negative pledge" or similar provision limiting its ability or the ability of any Subsidiary to grant, incur or permit to exist Liens on its properties or assets."

                  (d) Amendment of Section 6.04. Section 6.04 of the Reimbursement Agreement is hereby amended by

                           (i) deleting subclause (B) of clause (ii) of the
                  paragraph immediately following subsection (e) thereof and inserting in its place "(B) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company to prepay Loans pursuant to Section 2.06"; and

                           (ii) deleting the first sentence of the last
                  paragraph of such Section only as it applies to any amounts payable under Section 3(b) of this Amendment.

The amendment effected by paragraph (a) (ii) above shall apply retroactively to March 31, 1999, and shall be taken into account in computing all interest accrued or accruing under the Reimbursement Agreement after such date. All such retroactive payments shall be due no later than June 30, 1999.

                  SECTION 4. Payment upon Sale of Borrower. The Borrower hereby irrevocably agrees that the Letter of Credit will be terminated or cash collateralized in full and all outstanding Loans and amounts due under Section
2.03 paid in full (together with all applicable fees, interest and other amounts due under the Reimbursement Agreement) upon the purchase by any Person or group of Persons acting in concert, pursuant to any agreement with the Borrower or any holders of the Borrower's capital stock, of the Borrower or any controlling equity interest therein (including pursuant to any merger, consolidation or similar transaction), and that no cash or other proceeds of any such purchase, and no assets of the Borrower, will be received by any holder of the Borrower's capital stock in respect of such capital stock prior to such termination or cash collateralization and payment; provided that the foregoing provisions shall not apply if the Borrower's obligations under the Reimbursement Agreement shall have been unconditionally and irrevocably guaranteed on terms approved by the Required Banks by Residential Funding Corporation, a subsidiary of General Motors Acceptance Corporation, or any other corporation of established reputation, rated at least investment grade by at least two nationally recognized rating agencies, that in either case shall have entered into a definitive agreement with the Borrower to acquire (by purchase, merger or otherwise) 100% of the equity interests in the Borrower, subject only to the approval of the purchaser's board of directors and any necessary regulatory approvals.

                  SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Participating Bank that:

                  (a) The representations and warranties set forth in the Reimbursement Agreement are true and correct in all material respects as of and with the same effect as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) after giving effect to this Amendment, and with all references in such representations to (i) the "Transactions" being deemed to include the execution, delivery and performance by the Borrower of this Amendment and (ii) "this Agreement" being deemed to include this Amendment.

                  (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Reimbursement Agreement required to be observed or performed by it.

                  (c) After giving effect to this Amendment, no Default has occurred and is continuing to the best of the Borrower's knowledge.

The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

                  SECTION 6. Effectiveness. This Amendment shall become effective when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Banks; provided that the amendments set forth in Section 2 above shall become effective only when each of the following conditions shall have been satisfied:

         (a) the Administrative Agent shall have received the Amendment Fee (as defined below) and any fees, expenses or other amounts payable by the Borrower under Section 8 below for which invoices shall have been submitted to the Borrower;

         (b) the Administrative Agent shall have received an opinion of Dewey Ballantine LLP, in form reasonably satisfactory to the Administrative Agent and covering such matters relating to this Amendment as the Administrative Agent shall reasonably request;

         (c) the Administrative Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

         (d) an amendment under the Credit Agreement, substantially in the form of this Amendment, shall have been executed and delivered by the Borrower and the "Required Lenders" (as defined in the Credit Agreement), and the amendments set forth therein shall have become effective (or shall become effective concurrently with the effectiveness of the amendments set forth in Section 2).

                  SECTION 7. Amendment Fee. The Borrower agrees to pay to the Administrative Agent an amendment fee (the "Amendment Fee") the amount of $793,750.00 to be distributed to each Participating Bank that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to May 28, 1999, pro rata based on such Participating Bank's Commitment and the total Commitments of all Participating Banks entitled to share in the Amendment Fee pursuant to this Section 7; provided that the Borrower shall have no liability for the Amendment Fee if this Amendment does not become effective.

                  SECTION 8. Fees and Expenses. Without limiting the Borrower's obligations under Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent, the Issuing Bank, the Co-Arrangers identified on the cover page of the Reimbursement Agreement and their respective Affiliates, including the reasonable fees and disbursements of all counsel for such parties, in connection with the preparation, negotiation, execution and delivery of this Amendment and the evaluation by such parties of their rights and the rights of the Participating Banks under the Reimbursement Agreement or any related documentation.

                  SECTION 9. Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Participating Banks, the Agent or the Issuing Bank under the Reimbursement Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Reimbursement Agreement specifically referred to herein. The Borrower hereby ratifies, affirms, acknowledges and agrees that the Reimbursement Agreement and the Loans and reimbursement obligations thereunder represent the valid, enforceable and collectible obligations of the Borrower, and acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Reimbursement Agreement or the Loans or reimbursement obligations thereunder.

                  (b) As used in the Reimbursement Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Reimbursement Agreement as amended by this Amendment.

                  (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                           CONTIFINANCIAL CORPORATION,

                           By: /s/ Frank W. Baier
                              -----------------------------------
                           Name: Frank W. Baier
                           Title: VP & Treasurer

                           By: /s/ Daniel J. Willett
                              -----------------------------------
                           Name: Daniel J. Willett
                           Title: SVP & CFO

                           CREDIT SUISSE FIRST BOSTON,
                           NEW YORK BRANCH, Individually,
                           and as Agent,

                           By: /s/ Jay Chall
                              -----------------------------------
                           Name: Jay Chall
                           Title: Director

                           By: /s/ Andrea E. Shkane
                              -----------------------------------
                           Name: Andrea E. Shkane
                           Title: Vice President

                           DRESDNER BANK AG, NEW YORK
                           AND GRAND CAYMAN BRANCHES,

                           By: /s/ J. Curtin Beaudouin
                              -----------------------------------
                           Name: J. Curtin Beaudouin
                           Title: First Vice President

                           By: /s/ Anthony C. Valencourt
                              -----------------------------------
                           Name: Anthony C. Valencourt
                           Title: Senior Vice President

                           THE BANK OF NEW YORK,

                           By: /s/ Robert A. Tweed
                              -----------------------------------
                           Name: Robert A. Tweed
                           Title: Vice President

                           CREDIT AGRICOLE INDOSUEZ,

                           By: /s/ Whakyung Lee
                              -----------------------------------
                           Name: Whakyung Lee
                           Title: Vice President

                           By: B. Lespinasse
                              -----------------------------------
                           Name: B. Lespinasse
                           Title: SVP

                           THE BANK OF NOVA SCOTIA,

                           By: /s/ A.T.D. Clarke
                              -----------------------------------
                           Name: A.T.D. Clarke
                           Title: Senior Manager

                           THE CHASE MANHATTAN BANK,

                           By: /s/ Gary L. Spevack
                              -----------------------------------
                           Name: Gary L. Spevack
                           Title: Vice President

                           NATIONSBANK, N.A.,

                           By: /s/ Garrett Dolt
                              -----------------------------------
                           Name: Garrett Dolt
                           Title: Vice President

                           CREDIT LYONNAIS NEW YORK
                           BRANCH,

                           By: /s/ Vladimir Labun
                              -----------------------------------
                           Name: Vladimir Labun
                           Title: First Vice President - Manager

                                    SOCIETE GENERALE,

                                    By: /s/ Jay Sands
                                       -----------------------------------
                                    Name: Jay Sands
                                    Title: Managing Director

                                    COMERICA BANK,

                                    By: /s/ Von L. Ringger
                                       -----------------------------------
                                    Name: Von L. Ringger
                                    Title: First Vice President

                                    UBS AG, NEW YORK BRANCH,

                                    By: /s/ Roger Liechti
                                       -----------------------------------
                                    Name: Roger Liechti
                                    Title: AD

                                    By: /s/ Marian McBride
                                       -----------------------------------
                                    Name: Marian McBride
                                    Title: AD

                                    THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH,

                                    By: /s/ John C. Kissinger
                                       -----------------------------------
                                    Name: John C. Kissinger
                                    Title: Joint General Manager

                                    BW CAPITAL MARKETS, INC.,

                                    By: /s/ Robert B. Herber
                                       -----------------------------------
                                    Name: Robert B. Herber
                                    Title: Managing Director

                                    By: /s/ Thomas A. Lowe
                                       -----------------------------------
                                    Name: Thomas A. Lowe
                                    Title: Vice President

                                    SOUTHTRUST BANK, NATIONAL
                                    ASSOCIATION

                                    By: /s/ Andy Raine
                                       -----------------------------------
                                    Name: Andy Raine
                                    Title: AVP

                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY

                                    By: /s/ Kevin B. Quinn
                                       -----------------------------------
                                    Name: Kevin B. Quinn
                                    Title: Assistant Vice President